EAI SELECT MANAGERS EQUITY FUND (THE "FUND")


                                   SUPPLEMENT
                           DATED AS OF AUGUST 31, 2001
                                       TO
                             MAY 1, 2001 PROSPECTUS

CHANGE IN SUBADVISER. At a meeting of the Board of Trustees of the Fund, including the "non-interested" Trustees (as defined in the Investment Company Act of 1940, as amended) held on August 23, 2001, the Trustees agreed to terminate Peachtree Asset Management as one of the Fund's Subadvisers, effective as of the close of business on August 31, 2001 and to hire Cohen, Klingenstein & Marks Incorporated ("CKM").

Evaluation Associates Capital Markets, Incorporated, the Fund's Manager, intends to reallocate that portion of the Fund's assets currently managed by Peachtree Asset Management to CKM.

As a result of this change, the Prospectus is amended to delete references to Peachtree Asset Management and add Cohen, Klingenstein & Marks Incorporated to the following sections:

"PRINCIPAL   STRATEGIES  -  THE   SUBADVISERS"   Cohen,   Klingenstein  &  Marks
Incorporated primarily invests according to a growth philosophy in securities of companies of all sizes.

"MANAGEMENT OF THE FUND- THE SUBADVISERS" Cohen, Klingenstein & Marks Incorporated, 2112 Broadway, 4th Floor, New York, New York 10023, formed in 1981, is owned by George Cohen, Thomas Klingenstein, and Richard Marks. As of June 30, 2001, assets under management totaled approximately $3.4 billion.

"SUBADVISER FEES PAID BY MANAGER FROM ITS MANAGEMENT FEES"

                                                   ANNUAL PERCENTAGE RATE
                                                   ----------------------
Cohen, Klingenstein & Marks Incorporated                   .375%


VOLUNTARY FEE WAIVER AND EXPENSE LIMITATIONS. The Manager has agreed to extend its voluntary waiver of management fees for the period through and including December 31, 2002. Under this arrangement, overall Fund expenses will continue to be capped at 1.15% of the average daily net asset value of the Fund
(exclusive of brokerage commissions, interest, taxes and extraordinary expenses). The Manager may still terminate this fee waiver at any time in its sole discretion.

The Prospectus sections "FEES AND EXPENSES" AND "MANAGEMENT OF THE FUND - COMPENSATION AND OTHER EXPENSES" are amended accordingly.

                                * * * * * * * * *

      THE ABOVE CHANGES ARE ALSO INCORPORATED BY REFERENCE INTO THE FUND'S
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001.